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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        _______________________________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  UBICS, INC.
                                  -----------
             (Exact name of registrant as specified in its charter)


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
                        Delaware                                    34-1744587
         ----------------------------------------        ------------------------------------
         (State of Incorporation or Organization)        (I.R.S. Employer/Identification No.)


         100 Sainte Claire Plaza, 1121 Boyce Road
                      Pittsburgh, PA                                   15241
         ----------------------------------------        ------------------------------------
         (Address of principal executive offices)                   (Zip Code)
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
If this form relates to the registration of a class of      If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange        securities pursuant to Section 12(g) of the Exchange
Act and is effective pursuant to General Instruction        Act and is effective pursuant to General Instruction
A.(c), check the following box:  [   ]                      A.(d), check the following box:   [ X ]

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Securities Act registration statement file number to which this form relates:
                                                                     333-35171
                                                                     ---------

Securities to be registered pursuant to Section 12(b) of the Act:
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
                                                                      Name of Each Exchange
         Title of Each Class to be so Registered             on Which Each Class is to be Registered
         ---------------------------------------             ---------------------------------------
                           None                                                N/A
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Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.01 par value
                                (Title of class)

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ITEM 1.           Description of Registrant's Securities to be Registered

                  The information required by this item is incorporated by reference to the Registrant's registration statement on Form S-1, No. 333-35171, filed with the Commission under the Securities Act of 1933, as amended (the "Securities Act"), and set forth under the caption "Description of Capital Stock." The information set forth under such caption in any prospectus to be filed by the Registrant after the date hereof pursuant to Rule 424(b) under the Securities Act also shall be deemed to be incorporated by reference in this Item 1.

ITEM 2.           Exhibits

                  The securities described herein are to be registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended. Accordingly, the following exhibits required in accordance with the Instructions as to Exhibits on Form 8-A is being filed:

                  1. Amended and Restated Certificate of Incorporation of Registrant. Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 33-35171) filed on September 8, 1997, as amended by Amendment No. 1 to Registration Statement filed on October 9, 1997 (the "Registration Statement").

                  2. Amended and Restated Bylaws of Registrant. Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement.
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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


October 20, 1997

                                           UBICS, INC.


                                           By:    /s/ BABU SRINIVAS
                                               --------------------------------
                                           Name:  Babu Srinivas
                                           Title: Vice President - Finance,
                                                  Accounting and Administration


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                               Index to Exhibits


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                                                                           Page No.
                                                                           --------
1.  Amended and Restated Certificate of Incorporation......................Incorporated by
                                                                           Reference

2.  Amended and Restated Bylaws............................................Incorporated by
                                                                           Reference
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